TRANSAMERICA PREFERRED ADVANTAGE VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated December 1, 2008

to the

Prospectus dated May 1, 2007

Effective December 12, 2008, the Putnam VT New Value Fund subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after December 11, 2008.

If you have any amount in the Putnam VT New Value Fund subaccount on December 12, 2008, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Putnam VT New Value Fund subaccount into other subaccounts;

•	withdraw amounts from the Putnam VT New Value Fund subaccount; and

•	maintain your current investment in the Putnam VT New Value Fund subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Putnam VT New Value Fund subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the Putnam VT New Value Fund subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Transamerica Preferred Advantage Variable Annuity dated May 1, 2007